UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report - January 25, 2001

                            VICON INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)

     New York                    1-7939                       11-2160665
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(State of Incorporation)   (Commission File Number)      (IRS Employer
                                                         Identification Number)

      89 Arkay Drive, Hauppauge, New York              11788
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      (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code 631-952-2288
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Item 5.  Other Events

On December 29, 2000, the registrant and the United States Postal Service agreed to an extension to March 16, 2001 of a nationwide exclusive CCTV systems and equipment supply contract. A previous extension was scheduled to expire on December 31, 2000.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                VICON INDUSTRIES, INC.


Date:  January 25, 2001                   By:/s/   John M. Badke
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                                                   John M. Badke
                                                   Vice President - Finance
                                                   Chief Financial Officer